Exhibit 99.2

FOR IMMEDIATE RELEASE

CIT FILES INITIAL FORM 10 REGISTRATION STATEMENT IN CONJUNCTION WITH DUAL TRACK PROCESS FOR SEPARATION OF

COMMERCIAL AIRCRAFT LEASING BUSINESS

NEW YORK — June 30, 2016 — CIT Group Inc. (NYSE:CIT), cit.com, a leading provider of commercial lending and leasing services, today announced that it has filed an initial Form 10 Registration Statement with the U.S. Securities and Exchange Commission (“SEC”) in conjunction with the separation of its commercial aircraft leasing business. As previously stated, CIT continues to pursue a dual track process to separate its commercial aircraft leasing business. Both tracks are progressing and CIT expects to complete the separation by the end of 2016. The initial Form 10 Registration Statement was filed under the name of C2 Aviation Capital, Inc. (“C2”).

Any contemplated transaction will be subject to certain conditions, including the receipt of any required approvals by the applicable regulators, any required legal opinions from counsel, and final approval by CIT’s Board of Directors.

A copy of the initial Form 10 Registration Statement is available at sec.gov under CIK #: 0001678043.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of applicable federal securities laws that are based upon our current expectations and assumptions concerning future events, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated. The words

“expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “commence,” “seek,” “may,” “would,” “could,” “should,” “believe,” “potential,” “continue,” or the negative of any of those words or similar expressions is intended to identify forward-looking statements. All statements contained in this press release, other than statements of historical fact, including without limitation, statements about our plans, strategies, prospects and expectations regarding future events and our financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and our actual results may differ materially. Important factors that could cause our actual results to be materially different from our expectations include, among others, the risk that CIT is unsuccessful in implementing its strategy and business plan, the risk that CIT is unable to react to and address key business and regulatory issues, the risk that CIT is unable to achieve the projected revenue growth from its new business initiatives or the projected expense reductions from efficiency improvements, the risk that CIT is delayed in implementing its branch strategy, and the risk that CIT becomes subject to liquidity constraints and higher funding costs. We describe these and other risks that could affect our results in Item 1A, “Risk Factors,” of our latest Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the Securities and Exchange Commission. Accordingly, you should not place undue reliance on the forward-looking statements contained in this press release. These forward-looking statements speak only as of the date on which the statements were made. CIT undertakes no obligation to update publicly or otherwise revise any forward-looking statements, except where expressly required by law.

About CIT

Founded in 1908, CIT (NYSE: CIT) is a financial holding company with more than $65 billion in assets. Its principal bank subsidiary, CIT Bank, N.A., (Member FDIC, Equal Housing Lender) has more than $30 billion of deposits and more than $40 billion of assets. It provides financing, leasing and advisory services principally to middle market companies across a wide variety of industries primarily in North America, and equipment financing and leasing solutions to the transportation sector. It also offers products and services to consumers through its Internet bank franchise and a network of retail branches in Southern California, operating as OneWest Bank, a division of CIT Bank, N.A. cit.com

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CIT MEDIA RELATIONS:

Matt Klein

Director, Media Relations

(973) 597-2020

Matt.Klein@cit.com

CIT INVESTOR RELATIONS:

Barbara Callahan

Senior Vice President

(973) 740-5058

Barbara.Callahan@cit.com